United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2012

S&T Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code (800) 325-2265

Former name or address, if changed since last report   Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

The attached investor presentation contains financial data that members of management will use from time to time through June 30, 2012, during visits with investors, analysts and other interested parties to assist in their understanding of S&T Bancorp, Inc. (“S&T”). This investor presentation is available in the Events and Presentations section of S&T’s web site at www.stbancorp.com. A copy of the investor presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K, including the investor presentation, contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. These statements are based on S&T’s expectations and involve risks and uncertainties that could cause our actual results to differ materially from those set forth in the statements. These risks are discussed in S&T’s filings with the Securities and Exchange Commission (the “SEC”), including an extensive discussion of these risks in S&T’s Annual Report on Form 10-K for the year ended December 31, 2011. Such forward-looking statements speak only as of the date they are made, and S&T undertakes no obligation to update or revise any forward-looking statement. If S&T does update any forward-looking statement, no inference should be drawn that it will make additional updates with respect to that statement or any other forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between S&T and Gateway Bank of Pennsylvania (“Gateway”), S&T will file a Registration Statement on Form S-4 with the SEC that will include a prospectus of S&T and that will also constitute a proxy statement of Gateway. S&T and Gateway also plan to file with the SEC other relevant documents in connection with the proposed merger. These proxy materials will set forth complete details of the merger. Investors are urged to carefully read the proxy materials when filed with the SEC, as they will contain important information. Investors will be able to obtain a copy of the proxy materials free of charge at the SEC’s website at www.sec.gov. The materials may also be obtained for free by directing a written request to S&T Bancorp, Inc., 800 Philadelphia Street, Indiana, PA 15701, Attention: Corporate Secretary, or to Gateway Bank of Pennsylvania, 3402 Washington Road, McMurray, PA 15317, Attention: William J. Burt. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in the Acquisition of Gateway

S&T and Gateway and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gateway in respect of the proposed merger. Information regarding S&T’s directors and executive officers is available in its proxy statement filed with the SEC by S&T on March 22, 2012, and information regarding Gateway’s directors and executive officers will be available in the prospectus/proxy statement. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Gateway stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus described above when it is filed with the SEC. You can obtain free copies of these documents free of charge using the contact information above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. – Financial Statements and Exhibits

(d)	Exhibits.

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

May 9, 2012	/s/ MARK KOCHVAR
Mark Kochvar
Senior Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Investor Presentation.